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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)    MAY 30, 1997
                                                --------------------

                               ALLEN TELECOM INC.
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               (Exact Name of Registrant As Specified in Charter)

    Delaware                         1-6016                   (38-0290950)
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(State or Other Jurisdiction      (Commission File            (IRS Employer
of Incorporation)                     Number)               Identification No.)

 25101 Chagrin Boulevard, Beachwood, Ohio                  44122-5619
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 (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, Including Area Code               216/765-5800
                                                                 ---------------

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          (Former Name or Former Address, if Changed Since Last Report)

                   Exhibit Index is on Page 6 of this Report.

                             Page 1 of 65 Pages.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 4, 1997, Allen Telecom Inc. (the "Company") announced that it had completed its acquisition of the outstanding minority interests in FOR.E.M. S.p.A. ("FOREM") and now owns 100 percent of FOREM. This acquisition also increased the Company's effective ownership of FOREM's 62% owned subsidiary, Mikom GmbH ("MIKOM"). The minority shareholders were comprised of Goffredo Modena, Managing Director of FOREM, Guiseppe Colombari, Vice President of Manufacturing and Microwave Division of FOREM, and their respective spouses (collectively, the "Minority Shareholders").

         Pursuant to Sale and Purchase Agreements of a Pre-emptive Right for the Subscription to New Shares of Common Stock of FOR.E.M. S.p.A., dated as of May 30, 1997 (the "Pre-Emptive Right Purchase Agreements"), between the Company, Allen Telecom (Italia) S.r.l., a wholly owned Italian subsidiary of the Company ("Purchaser"), and the Minority Shareholders, Purchaser acquired the pre-emptive rights for the subscription to new shares of common stock of FOREM from the Minority Shareholders for an aggregate purchase price equal to approximately $21.7 million in cash and $5 million in common stock of the Company (261,014 shares). The closing of the acquisition of the pre-emptive rights occurred on May 30, 1997.

         On June 2, 1997, Purchaser subscribed to an increase in the capital of FOREM and made a capital contribution to FOREM in an amount equal to approximately $3 million. As a result of this capital increase, the Minority Shareholders' aggregate ownership in FOREM decreased from 20 percent to 7.5 percent.

         Pursuant to Sale and Purchase Agreements of Shares of Common Stock of FOR.E.M. S.p.A., dated as of June 4, 1997 (the "Shares Purchase Agreements"), between the Company, Purchaser and the Minority Shareholders, Purchaser acquired the remaining minority interests in FOREM from the Minority Shareholders. The aggregate purchase price (the "Purchase Price") for the remaining minority interests will be computed after the net income for FOREM's 1997 fiscal year (ending October 31, 1997) ("NI97") is finalized and will be based on the following formula: (NI97/2 x 3.7) - $61,255.80.

         In the event NI97 through the first three quarters of FOREM's 1997 fiscal year (ending July 30, 1997) is greater than $5 million but less that $7.5 million, Purchaser will make an interim payment to the Minority Shareholders of approximately $4.6 million. In the event NI97 through the third quarter is greater than $7.5 million, Purchaser will make an interim payment to the Minority Shareholders of approximately $9.2 million. The interim payments, if any, will be made on or about September 30, 1997.

         As security for the payment of the Purchase Price for the acquisition of the FOREM minority interests, Purchaser has provided the Minority Shareholders with a




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bank guarantee in the aggregate amount of approximately $22.1 million. In addition, the Company has the option to use common stock of the Company, in partial or full payment, of that portion of the Purchase Price, if any, over $22.1 million.

         The cash paid to the Minority Shareholders on May 30, 1997 was financed from internally generated funds and from existing credit lines. Similarly, the cash to be paid to the Minority Shareholders on or about September 30, 1997, if any, and upon the finalization of NI97 will be financed from internally generated funds and from existing credit lines.

         FOREM is the world's leader in the manufacture of filters, combiners, and tower mount amplifiers for GSM cellular and DCS 1800 wireless communications systems, and its MIKOM subsidiary is the world's leader in GSM and DCS 1800 repeaters and other forms of coverage enhancement products. The Company acquired an initial 40 percent interest in FOREM in December 1994 and an additional 40 percent interest in March 1995. Since that time, the businesses have continued to expand substantially and have become an integral part of the Company's worldwide success as a supplier of wireless communications products and services. The Company intends to continue the present use of the assets of FOREM and MIKOM.

         A copy of the form of the Pre-emptive Right Purchase Agreements is filed as Exhibit 2(a) to this Report; a copy of the form of the Shares Purchase Agreements is filed as Exhibit 2(b) to this Report; and a copy of the news release announcing completion of the transactions is filed as Exhibit 99 to this Report, all of which are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits.

                  (2)(a) Form of Sale and Purchase Agreement of Pre-emptive Right to the Subscription to New Shares of Common Stock of FOR.E.M. S.p.A. (excluding exhibits), dated as of May 30, 1997, between the Company, Purchaser and the Minority Shareholders.

                     (b) Form of Sale and Purchase Agreement of Shares of Common Stock of FOR.E.M. S.p.A. (excluding exhibits), dated as of June 4, 1997, between the Company, Purchaser and the Minority Shareholders.

                                The exhibits to the Pre-emptive Right Purchase Agreement and the Shares Purchase Agreement are not filed herewith. The Agreements filed herewith each contain a table of contents briefly identifying the contents of the omitted exhibits, and the


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                                Company hereby agrees to furnish supplementally
                                a copy of any such omitted exhibit to the Securities and Exchange Commission upon request.

                  (99)   News Release dated June 4, 1997.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Pursuant to the Pre-emptive Right Purchase Agreements, on May 30, 1997, Purchaser acquired the pre-emptive rights for the subscription to new shares of common stock of FOREM from the Minority Shareholders for an aggregate purchase price equal to approximately $21.7 million in cash and $5 million in shares of common stock, par value $1.00 per share, of the Company (the "Shares"). The Shares were issued pursuant to Regulation S, promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          A copy of the form of the Pre-emptive Right Purchase Agreements is filed as Exhibit 2(a) to this Report, and a copy of the news release announcing the completion of this transaction is filed as Exhibit 99 to this Report, both of which are incorporated herein by reference.



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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALLEN TELECOM INC.
                               (Registrant)

                               By:      /s/ McDara P. Folan, III
                                        -------------------------------
                                        McDara P. Folan, III
                                        Vice President, Secretary
                                        and General Counsel

Date:     June 16, 1997



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                               ALLEN TELECOM INC.

                                  EXHIBIT INDEX
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EXHIBIT NUMBER                                                                                              PAGE
       (2)(a)       Form of Sale and Purchase Agreement of Pre-emptive Right to the
                    Subscription to New Shares of Common Stock of FOR.E.M. S.p.A. (excluding exhibits), dated as of May 30, 1997, between the Company, Purchaser and the
                    Minority Shareholders........................................................              7

          (b)       Form of Sale and Purchase Agreement of Shares of Common Stock of FOR.E.M.
                    S.p.A. (excluding exhibits), dated as of June 4, 1997, between the Company,
                    Purchaser and the Minority Shareholders......................................             27

                    The exhibits to the Pre-emptive Right Purchase Agreement and the Shares Purchase Agreement are not filed herewith. The Agreements filed herewith each contain a table of contents briefly identifying the contents of the omitted exhibits, and the Company hereby agrees to furnish supplementally a copy of any such omitted exhibit to the Securities and Exchange Commission upon request.

       (99)   News Release dated June 4, 1997....................................................             64
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